Exhibit 10.3    Deed between EGM Resources Inc. and Vista Dorada Corp.

THIS DEED made the 4th day of March, 2007.

BETWEEN:             VISTA DORADA CORP. a company having its registered office at Reno, Nevada (hereinafter together with its successors and assigns referred to as “the Assignee” of the first part)

AND:                 EGM RESOURCES INC. a limited liability company having its registered office at Suva in the Republic of Fiji Islands (which together with its successors and assigns is hereinafter referred to as “the Assignor”) of the third part.
WHEREAS:

A.             THE Assignor and the Assignee entered into an Assignment Agreement dated the 4th day of March, 2007 (hereinafter referred to as “the Assignment Agreement”) whereby the Assignor agree to assign to the Assignee Mining Tenement 1283, Mocambo Gold Claim, in the Republic of Fiji Islands (hereinafter referred to as “Claim”) upon the terms and conditions contained in the Assignment Agreement.

B.             THE Assignor has now agreed to assign its interest under the said Assignment Agreement to the Assignee and the Assignor has agreed to the assignment upon the terms and conditions contained herein.

NOW THERFOR THIS DEED WITNESSETH AS FOLLOWS:-

1.             THE Assignor HEREBY ASSIGNS all his rights title and interest in the Assignment Agreement to the Assignee which hereby agree to take the assignment of the same from the 4th day of March, 2007. The Assignor hereby consents to this agreement.

2.             THE Assignee hereby agrees to be bound by all the terms and conditions of the Assignment Agreement and hereby covenants with the Assignor to observe the same.

3.             THE Assignee hereby also agrees with the Assignor as follows:-
(i) that the sum of $5,000.00 (Five Thousand) in United States lawful currency be given to the Assignor by the Assignee as consideration for the Assignment of Mining Tenement 1283.

4.             UPON receipt by the Assignor of the consideration it referred to in clause 3(i) above the Assignor shall thereafter release the Assignee from all further obligations under the Assignment Agreement.

5.             THE parties covenant with each other to do all such acts matters and things and take all necessary steps as may be necessary and/or requisite for the purpose of carrying into effect the matters set out herein.

6.              IN the event that any provisions of this Deed or its application to any person or circumstances is or is found to be invalid or unenforceable the invalidity of unenforceability of such provisions shall not affect the validity or enforceability of the other provisions of this Deed or the application of such other provisions to any person or circumstances which other provisions shall remain in full force and effect.

7.             THIS Deed shall not be changed or modified in any way subsequent to its execution except in writing signed by the parties.

8.             THIS Deed forms the whole of the agreement between the parties respecting the subject matter hereto and no representation, warranty or statement not included or specifically provided for herein shall form part of the Deed between the parties.

9.             THIS Deed shall be governed and construed exclusively by the Laws of Fiji where the said properties are situated and the parties hereto agree that only the Courts of the Law in Fiji shall have jurisdiction to entertain any action in respect of this Deed and on matters flowing from this Deed.

10.             THE cost of this Deed shall be paid by the Assignee.

IN WITNESS WHEREOF the parties of these presents have hereunto set their hands the day and year first hereinbefore written:

VISTA DORADA CORP.
as per its authorized signatory:

JIMMY SOO
______________________________
JIMMY SOO
PRESIDENT

______________________________  ______________________________
WITNESS      WITNESS

EGM RESOURCES INC.
as per its authorized signatories.

NICHOLAS McCALL         RAYMOND SHARMA
______________________________  ______________________________
NICHOLAS McCALL    RAYMOND SHARMA
PRESIDENT      SECRETARY

______________________________  ______________________________
WITNESS      WITNESS

DATED THIS DAY OF MARCH, 2007